UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

VIRTUS INVESTMENT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10994	95-4191764
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Pearl Street, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2013, we entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the sale of 1,129,032 shares of our common stock, par value $0.01 per share, at a public offering price of $155.00 per share (the “Public Offering”). Under the terms of the Underwriting Agreement, we granted the Underwriters an option to purchase an additional 169,354 shares of our common stock.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The Public Offering of the shares was made by means of a prospectus, a copy of which can be obtained from any of the Underwriters. The prospectus consists of a prospectus supplement dated September 11, 2013 and an accompanying prospectus dated June 26, 2013, each of which has been filed with the Securities and Exchange Commission.

Item 8.01	Other Events.

On September 11, 2013, the Company issued a press release announcing that it had priced the Public Offering described in Item 1.01 of this Current Report on Form 8-K. The Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The Company provided an updated description of its business overview in the prospectus supplement used in connection with the Public Offering. The updated business description is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The Company also provided risk factors in the prospectus supplement used in connection with the Public Offering. These risk factors supplement the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The supplemental risk factors are filed as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated September 11, 2013 by and among Virtus Investment Partners, Inc. and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1)

99.1	Press release of Virtus Investment Partners, Inc., dated September 11, 2013

99.2	Business Overview

99.3	Supplemental Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: September 12, 2013	By:	/s/ Mark S. Flynn
	Name:	Mark S. Flynn
	Title:	Executive Vice President and General Counsel